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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 13, 1999




                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-1481638
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 2. Acquisition of Assets


     ENOGEX INC. COMPLETES ACQUISITION OF TRANSOK LLC
     ------------------------------------------------

     OGE Energy Corp. announced, July 1, 1999, that its subsidiary, Enogex Inc., has completed its previously announced acquisition of Transok LLC, a gatherer, processor, and transporter of natural gas in Oklahoma and Texas. Transok's principal assets include approximately 4,900 miles of natural gas pipelines in Oklahoma and Texas with a capacity of approximately 1.2 billion cubic feet per day and 18 billion cubic feet of underground gas storage. Transok also owns 9 gas processing plants, which produced approximately 25,000 barrels per day of natural gas liquids in 1998. Enogex purchased Transok from Tejas Energy LLC of Houston, an affiliate of Shell Oil Company, for $701 million, which includes assumption of $173 million of long-term debt. The purchase of Transok was temporarily funded through a new revolving credit agreement with a consortium of banks with The First National Bank of Chicago serving as agent. The Company expects that this financing will be replaced with permanent financing. Enogex Inc., a subsidiary of OGE Energy, is a non-regulated natural gas gathering, processing, transportation, production, and energy services company with principal pipeline operations in Oklahoma, Arkansas, and Texas. The transaction will be treated as a purchase for accounting purposes. OGE Energy does not expect to recognize any goodwill associated with this transaction.

     Some of the matters discussed in this Form 8-K may contain forward-looking statements of OGE Energy that are subject to certain risks, uncertainties, and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; regulatory decisions and other risk factors listed in OGE Energy's Form 10-K for the year ended December 31, 1998 and other factors described from time to time in OGE Energy's reports to the Securities and Exchange Commission.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     Pursuant to paragraph (a)(4), the financial statements for the business acquired will be filed within 60 days of July 15, 1999 the date that this report was due to be filed.

     (b) Pro Forma Financial Statements

     Pursuant to paragraph (a)(4), the unaudited pro forma financial statements of OGE Energy giving effect to the acquisition of Transok LLC will be filed within 60 days of July 15, 1999 the date that this report was due to be filed.

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     (c) Exhibits

     EXHIBIT NUMBER                   DESCRIPTION
     --------------                   -----------

        99.01 Press release dated July 1, 1999 announcing Enogex Inc. completes acquisition of Transok LLC, a gatherer, processor and transporter of natural gas in Oklahoma and Texas.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OGE ENERGY CORP.
                                             (Registrant)


                            By        /s/    Donald R. Rowlett
                              ----------------------------------------------
                                             Donald R. Rowlett
                                     Controller Corporate Accounting

                            (On behalf of the registrant and in his capacity
                                   as Controller Corporate Accounting)



July 13, 1999

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


                                                                   EXHIBIT INDEX
EXHIBIT INDEX         DESCRIPTION
-------------         -----------
99.01                 ENOGEX INC. COMPLETES ACQUISITION OF TRANSOK LLC